Exhibit 99.1

Ondas Holdings Establishes Ondas Autonomous Holdings to Own its Drone Businesses and Support Growth Plan

American Robotics and Airobotics are now wholly owned subsidiaries of Ondas Autonomous Holdings Inc. (“OAH”)

New corporate structure provides organizational flexibility to execute business plan leveraging OAH’s industry leadership position in drone technology, markets, human capital, and regulatory expertise

Huge opportunity for organic growth and to be a consolidator of leading technology developers and drone service providers offering the broadest set of undeniably scalable solutions for global markets

Marlborough, MA / February 26, 2024 / Ondas Holdings Inc. (NASDAQ:ONDS) (“Ondas” or the “Company”), a leading provider of private industrial wireless networks and commercial drone and automated data solutions, announced today that it has established Ondas Autonomous Holdings Inc. (“OAH”), as a new, wholly owned subsidiary. The newly created OAH is an intermediate holding company which now wholly-owns Ondas’ subsidiaries American Robotics Inc. (“American Robotics”) and Airobotics Ltd. (“Airobotics”), which are together operated as the Ondas Autonomous Systems (“OAS”) business unit. The creation of OAH is intended to provide additional organizational flexibility to support the management and financing of the OAS business unit and its growth plan. OAS has demonstrated strong early revenue momentum which is expected to accelerate. On a preliminary, unaudited basis OAS generated $9.0 million of revenue for the year ended December 31, 2023.

“Ondas has established a leadership position in delivering aerial security and data solutions to large, fast growing commercial and government end markets,” said Eric Brock, Chairman and CEO of Ondas Holdings. “This leadership is driven by the market-leading performance and reliability of our Optimus System, a fully autonomous drone platform, and our Iron Drone Raider counter-UAS platform which is addressing an urgent need for defense against hostile drones. From here, we see a unique opportunity to provide a broader set of scalable global solutions through the integration of proven technical platforms with the infrastructure, field services and regulatory expertise required to define the next phase of growth in the global Drone Economy.”

“As drone technologies mature and drone regulations advance, we believe the drone sector is entering a very strong investment cycle. The first order of business for our OAS management team is to continue driving fleet adoption of our Optimus and Iron Drone Systems in the critical industrial, government and security and defense markets we target. With customer growth and a broader set of solutions we see a huge opportunity in the coming years to be a consolidator of leading technology developers and drone service providers to offer the broadest set of undeniably scalable solutions for global markets,” Brock concluded.

Ondas has established a leadership position in developing and commercializing automated drone systems through its OAS business unit comprising of American Robotics and Airobotics. Ondas is at the forefront of a pivotal moment in the aviation and data industries, with its leadership in expanding automated beyond visual line of sight (BVLOS) operations globally via the Optimus and Iron Drone Raider drone platforms. The Optimus System is being commercially deployed as Urban Drone Infrastructure in cities where automated fleets of Optimus drones are installed and remotely operated for smart city and public safety applications. The Optimus drone was recently awarded Airworthiness Type Certification by the FAA allowing for expanded operations in urban settings including the operation over people, roads and highways and critical infrastructure. The Iron Drone Raider is an autonomous counter-UAS (C-UAS) system designed to protect critical infrastructure, borders and people from the threats posed by hostile drones.

About Ondas Holdings Inc

Ondas Holdings Inc. (“Ondas”) is a leading provider of private wireless data solutions via Ondas Networks Inc. (“Ondas Networks”) and commercial drone solutions through American Robotics, Inc. (“American Robotics” or “AR”) and Airobotics LTD (“Airobotics”), which we operate as a separate business unit called Ondas Autonomous Systems.

Ondas Networks is a developer of proprietary, software-based wireless broadband technology for large established and emerging commercial and government markets. Ondas Networks’ standards-based (802.16s), multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications.

Our Ondas Autonomous Systems business unit designs, develops, and markets commercial drone solutions via the Optimus System™ –the world’s first FAA certified small UAS (sUAS) developed for aerial security and data capture and the Iron Drone Raider™ (the “Autonomous Drone Platforms”). The Autonomous Drone Platforms are highly automated, AI-powered drone systems capable of continuous, remote operation and are marketed as “drone-in-a-box” turnkey data solution services. They are deployed for critical industrial and government applications where data and information collection and processing are required. The Autonomous Drone Platforms are typically provided to customers under a Data-as-a-Service (DaaS) business model. American Robotics and Airobotics have industry leading regulatory successes which include a first of its kind FAA Type Certification for the Optimus System and having the first drone system approved by the FAA for automated operation beyond-visual-line-of-sight (BVLOS) without a human operator on-site.

Ondas Networks, American Robotics and Airobotics together provide users in oil & gas, rail, mining, agriculture, public safety and other critical infrastructure and government markets with improved connectivity and data collection and information processing capabilities.

For additional information on Ondas Holdings, visit www.ondas.com or follow Ondas Holdings on X formerly known as Twitter and LinkedIn. For additional information on Ondas Networks, visit www.ondasnetworks.com or follow Ondas Networks on Xand LinkedIn. For additional information on American Robotics, visit www.american-robotics.com or follow American Robotics on X and LinkedIn. For additional information on Airobotics, visit www.airoboticsdrones.com or follow Airobotics on X and LinkedIn.

Information on our websites and social media platforms is not incorporated by reference in this release or in any of our filings with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Holdings Inc.

888.350.9994

ir@ondas.com

Media Contact for Ondas

Preston Grimes

Marketing Manager, Ondas Holdings Inc.

preston.grimes@ondas.com

3